SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2003 (November 14, 2003)

LBI MEDIA, INC.

(Exact name of registrant as specified in its charter)

California	333-100330	95-4668901
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1845 West Empire Avenue Burbank, California		91504
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 563-5722

Not applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1	Transcript of Conference Call on November 14, 2003 Discussing Financial Results for Third Fiscal Quarter of 2003

Item 12.	Results of Operations and Financial Condition.

LBI Media, Inc. held a conference call on November 14, 2003 to discuss its financial results for the three months ended September 30, 2003. LBI Media also answered questions from analysts during the call. The transcript of the conference call is filed as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, LBI Media, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Burbank, State of California, on November 21, 2003.

LBI MEDIA, INC.

By:	/s/ BRETT ZANE
Brett Zane
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of Conference Call on November 14, 2003 Discussing Financial Results for Third Fiscal Quarter of 2003